UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2011
TRIDENT MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)
0-20784
(Commission File Number)

Delaware	77-0156584
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
1170 Kifer Road
Sunnyvale, California 94086
(Address of principal executive offices, with zip code)
(408) 962-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On February 3, 2011, Trident Microsystems, Inc. (“Trident” or the “Company”) issued a press release announcing its operating and financial results for the quarter ended December 31, 2010, and intends to discuss the financial results announced in the press release during a related conference call to be held on February 3, 2011. The press release and conference call contain forward-looking statements regarding the Company and include cautionary statements identifying factors that could cause actual results to differ materially from those anticipated. The full text of the Company’s press release is attached hereto as Exhibit 99.1.
     The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
     Included in the press release is financial information prepared on a Generally Accepted Accounting Principles (“GAAP”) basis, as well as certain non-GAAP information. As required by Regulation G, the press release contains a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures as well as a discussion of management’s uses of, and rationale for presenting, the non-GAAP financial measures. To supplement the consolidated financial results prepared under GAAP, Trident uses a non-GAAP conforming, or non-GAAP, measure of net income (loss) that is GAAP net income (loss) adjusted to exclude certain costs, expenses and gains. Non-GAAP net loss, non-GAAP gross margin and non-GAAP expenses give an indication of Trident’s baseline performance before gains, losses or other charges that are considered by management to be outside the Company’s core operating results. In addition, these non-GAAP measures as a percentage of net revenues are used to identify key trends in performance and measure key results against objectives. These non-GAAP measures are among the primary indicators management uses as a basis for planning and forecasting future periods. These measures are not in accordance with, or an alternative for, GAAP and may be materially different from non-GAAP measures used by other companies. Trident computes non-GAAP net income (loss) by adjusting GAAP net income (loss) for acquisition-related expenses, stock-based compensation expense, expenses related to the stock option investigation and related matters, legal settlements, restructuring charges, expenses related to software license fees, amortization and impairment of intangible assets from acquisitions, impairment loss, backlog amortization, capital gains and losses and dividend income.
Item 8.01 Other Events.
     On January 31, 2011, Mr. Philippe Geyres, recently appointed as the Company’s Interim Chief Executive Officer, resigned from his position as a member of the board of directors of Advanced Digital Broadcast Holdings S.A., with immediate effect.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.1	Press release dated February 3, 2011 announcing financial results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 3, 2011

TRIDENT MICROSYSTEMS, INC.
/s/ David L. Teichmann
David L. Teichmann
Executive Vice President, General Counsel & Corporate Secretary